UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a — 101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.__)
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☑	Definitive proxy statement.
☐	Definitive additional materials.
☐	Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.
BOIS d’ARC ENERGY, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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BOIS d’ARC ENERGY, INC.
Notice of 2006 Annual Meeting of Stockholders
and Proxy Statement

Please Complete, Sign, Date And Return Your Proxy Promptly

Friday, June 2, 2006
10:00 A.M.
600 Travis Street
Suite 6420
Houston, Texas 77002

BOIS d’ARC ENERGY, INC. 600 TRAVIS STREET SUITE 5200 HOUSTON, TEXAS 77002
April 28, 2006
Dear Bois d’Arc Stockholder:
     You are cordially invited to attend the Annual Meeting of Stockholders of Bois d’Arc Energy, Inc. The meeting will be held at 10:00 a.m., local time, on Friday, June 2, 2006, at Suite 6420 in the J. P. Morgan Chase Tower at 600 Travis Street in Houston, Texas. Your Board of Directors and management look forward to greeting those of you who are able to attend in person.
•	You will find enclosed the Notice of Annual Meeting of Stockholders on the following page that identifies two proposals for your action.

•	At the meeting we will present a report on Bois d’Arc’s 2005 operating results and on other matters of interest to you.

•	You will find enclosed our 2005 Annual Report, which includes our financial statements.
     Your vote is important. The Board of Directors appreciates and encourages stockholder participation in Bois d’Arc’s affairs. Whether or not you can attend the meeting, please read the Proxy Statement carefully, then sign, date and return the enclosed proxy promptly in the envelope provided, so that your shares will be represented at the meeting.
     On behalf of the Board of Directors, thank you for your cooperation and continued support.
Sincerely,

Gary W. Blackie
President

BOIS d’ARC ENERGY, INC.
600 Travis Street
Suite 5200
Houston, Texas 77002
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 2, 2006
     The 2006 Annual Meeting of Stockholders of Bois d’Arc Energy, Inc. will be held at Suite 6420 at the J.P. Morgan Chase Tower at 600 Travis Street in Houston, Texas, on Friday, June 2, 2006, at 10:00 a.m., local time, for the following purposes:
1.	To elect three Class A directors to serve a term of three years until their successors are duly elected and qualified;

2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2006; and

3.	To transact such other business as may properly come before the meeting and any adjournments thereof.
     You must be a stockholder of record at the close of business on April 28, 2006 to be entitled to vote at the annual meeting.
     Your participation in Bois d’Arc’s affairs is important. Our officers will be present to respond to questions from stockholders. To ensure your representation, if you do not expect to be present at the meeting, please sign and date the enclosed proxy card and return to us promptly. A stamped envelope has been provided for your convenience. The prompt return of proxies will ensure a quorum and save us the expense of future solicitation.
By Order of the Board of Directors,

Roland O. Burns
Secretary
April 28, 2006
IMPORTANT
TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY.

BOIS d’ARC ENERGY, INC.
600 Travis Street, Suite 5200
Houston, Texas 77002
PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 2, 2006
INTRODUCTION
     Our Board of Directors is soliciting your proxy to encourage your participation in the voting at the annual meeting and to obtain your support on the proposals being voted on. You are invited to attend the annual meeting and vote your shares directly. However, even if you do not attend, you may vote by proxy, which allows you to direct another person to vote your shares at the meeting on your behalf. Our principal executive offices are located at 600 Travis Street, Suite 5200, Houston, Texas 77002.
This Proxy Solicitation
     There are two parts to this solicitation: the proxy card and this proxy statement. The proxy card is the means by which you actually authorize another person to vote your shares in accordance with your instructions. We are first sending the notice, this proxy statement, and the proxy card on or about May 1, 2006 to all stockholders entitled to vote.
     This proxy statement provides you with a variety of information on the proposals and other matters that you may find useful in determining how to vote. It is divided into six sections following this Introduction:
•	“Voting,” page 2

•	“Security Ownership of Certain Beneficial Owners and Management,” page 3

•	“Proposals to be Voted Upon,” page 4

•	“Corporate Governance Matters,” page 6

•	“Executive Compensation,” page 9

•	“Other Matters,” page 14
     For your reference, a table showing the performance of our common stock since our initial public offering is included on page 13.
     We are soliciting your proxy for the 2006 annual meeting and will pay for soliciting these proxies. Our directors, officers and employees may solicit proxies in person, by telephone or by other electronic means of communication. We have also retained American Stock Transfer & Trust Company to assist in distributing proxy solicitation materials. We will reimburse brokers and other nominees for reasonable out-of-pocket expenses they incur in forwarding these proxy materials to you if you are a beneficial owner.
The Annual Meeting
     The annual meeting will be held on Friday, June 2, 2006 at the J. P. Morgan Chase Tower in Houston, Texas, beginning at 10:00 a.m. local time. A quorum of stockholders is necessary to hold a valid meeting. A majority of our common stock must be represented at the annual meeting, whether in person or by proxy, for a quorum to exist.
     Abstentions and broker non-votes will be counted in determining whether or not there is a quorum at the annual meeting. A broker non-vote occurs when a broker votes on some matters on the proxy card but not on other matters because he does not have the authority to do so. Abstentions and broker non-votes will not be counted when tabulating the votes cast on the election of the directors.

Stockholders
     On April 28, 2006, we had 64,170,000 issued and outstanding shares of common stock, held by 65 holders of record and approximately 5,000 beneficial stockholders. Such shares are eligible to vote at the annual meeting.
     You are entitled to one vote at the annual meeting, the record date for each share of our common stock that you owned of record at the close of business on April 28, 2006, the record date. The number of shares you own (and may vote) is listed on the enclosed proxy card.
VOTING
How to Vote Your Shares
     You may vote your shares at the annual meeting in person or by proxy. To vote in person, you must attend the annual meeting, and obtain and submit a ballot, which will be provided at the meeting. To vote by proxy, you must complete, sign, date and return the enclosed proxy card.
     The proxy card is fairly simple to complete, with specific instructions right on the card. By completing and submitting it, you will direct the designated persons (known as “proxies”) to vote your shares at the annual meeting in accordance with your instructions. The Board of Directors has appointed Gary W. Blackie and Roland O. Burns to serve as the proxies for the annual meeting.
     Your proxy will be valid only if you sign, date and return it so that it is received before the annual meeting. If you complete all of the proxy card except the voting instructions, then the designated proxies will vote your shares “for” the election of the nominated directors and “for” the ratification of Ernst & Young LLP as our independent registered public accounting firm. If any nominee for election to the Board of Directors is unable to serve, which is not anticipated, or if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with their best judgment. The Board of Directors knows of no matters, other than those described above, to be presented for consideration at the annual meeting.
     You may revoke your proxy at any time before it is exercised by any of the following means:
•	Notifying our Corporate Secretary in writing of such revocation;

•	Submitting a properly completed and later dated proxy; or

•	Attending the annual meeting and voting in person. Your attendance at the annual meeting will not by itself revoke a proxy; you must vote your shares at the meeting for your proxy to be revoked.
Where to Find Voting Results
     We will publish the voting results in our Quarterly Report on Form 10-Q for the second quarter of 2006, which we intend to file with the Securities and Exchange Commission (the “Commission”) in August 2006.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth stockholder information as of April 28, 2006, for persons known to us to be large stockholders (5% or more), directors or executive officers. Ownership of our common stock is shown in terms of “beneficial ownership.” A person generally “beneficially owns” shares if he or she has either the right to vote those shares or dispose of them. More than one person may be considered to beneficially own the same shares. In this proxy statement, unless otherwise noted, a person has sole voting and dispositive power for those shares shown as beneficially owned by him or her. Shares shown as beneficially owned by our directors or executive officers include shares that they have the right to acquire by exercising options on or before June 27, 2006. The percentages shown in this proxy statement compare the person’s beneficially owned shares with the total number of shares of our common stock outstanding on April 28, 2006 (64,170,000 shares) plus the number of unissued shares as to which such person has the right to acquire voting or dispositive power on or before June 27, 2006.

	Shares Beneficially Owned
Name of Beneficial Owner(1)	Number	Percent
M. Jay Allison	600,100	*
Chairman of the Board of Directors
Wayne L. Laufer	9,376,341	14.6%
Chief Executive Officer and Director
Gary W. Blackie	6,621,206	10.3%
President and Director
Roland O. Burns	601,000	*
Senior Vice President, Chief Financial Officer, Secretary and Director
John L. Duvieilh	54,980	*
Director
D. Michael Harris	206,376	*
Director
David K. Lockett	9,600	*
Director
Cecil E. Martin, Jr.	5,750	*
Director
David W. Sledge	9,600	*
Director
All Executive Officers and Directors as a Group (9 Persons)	17,484,953	27.1%

Comstock Resources, Inc.	29,935,761	46.7%
5300 Town and Country Blvd. Suite 500 Frisco, Texas 75034

*	Indicates less than one percent.

(1)	Unless otherwise noted, the address of each beneficial owner is c/o Bois d’Arc Energy, Inc. 600 Travis Street, Suite 5200, Houston, Texas 77002.

PROPOSALS TO BE VOTED UPON
(1) Election of Directors
     On the agenda for the annual meeting will be the election of three Class A directors each to serve a term of three years beginning at this annual meeting. The nominees receiving the greatest number of votes cast will be elected. So, if you do not vote for a particular nominee on your proxy card, your vote will not count either “for” or “against” the nominee. A “broker non-vote” will also have no effect on the outcome since only a plurality of votes actually cast is required to elect a director. Our Board of Directors presently consists of nine members comprised of three classes (Class A, B and C). Directors are elected in classes to serve terms of three years. The current Class A directors, whose terms will expire at the annual meeting, are John L. Duvieilh, David K. Lockett and David W. Sledge. The Class B directors, whose terms expire in 2007, are Gary W. Blackie, Roland O. Burns and D. Michael Harris. The Class C directors, whose terms expire in 2008, are M. Jay Allison, Wayne L. Laufer and Cecil E. Martin, Jr.
     The Board of Directors has nominated John L. Duvieilh, David K. Lockett and David W. Sledge for re-election to the Board of Directors.
Nominees for Three-Year Term
JOHN L. DUVIEILH, (45) Director
     Mr. Duvieilh has served as a director since May 2005, and has been associated with the law firm of Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P. since 1986, and became a partner of such firm in 1992. He received a B.B.A. degree from Loyola University in 1983 and a J.D. degree from Louisiana State University in 1986.
DAVID K. LOCKETT, (51) Director
     Mr. Lockett has served as a director since May 2005. Mr. Lockett has been a Vice President of Dell Inc. and has managed Dell’s Small and Medium Business Group since 1996. Mr. Lockett has been employed by Dell Inc. for the last 13 years and has spent the past 25 years in the technology industry. Mr. Lockett also serves as a director of Comstock Resources. Mr. Lockett received a B.B.A. degree from Texas A&M University in 1976.
DAVID W. SLEDGE, (49) Director
     Mr. Sledge has served as a director since May 2005, and is presently managing personal oil and gas investments. He served as an area operations manager for Patterson-UTI Energy, Inc. from May 2004 until January 2006. From October 1996 until May 2004, Mr. Sledge managed his personal investments in oil and gas exploration activities. Mr. Sledge is a past director of the International Association of Drilling Contractors and is a past chairman of the Permian Basin chapter of this association. Mr. Sledge also serves as a director of Comstock Resources. He received a B.B.A. degree from Baylor University in 1979.

Directors Continuing in Office
M. JAY ALLISON, (50) Chairman of the Board of Directors
     Mr. Allison has been our Chairman since July 2004. Mr. Allison has been a director of Comstock Resources, Inc. since June 1987, and its President and Chief Executive Officer since 1988. Comstock is our largest stockholder. Mr. Allison was elected Chairman of the Comstock Resources, Inc. board of directors in 1997. From 1987 to 1988, Mr. Allison served as Comstock Resources, Inc. Vice President and Secretary. From 1981 to 1987, he was a practicing oil and gas attorney with the firm of Lynch, Chappell & Alsup in Midland, Texas. He received B.B.A., M.S. and J.D. degrees from Baylor University in 1978, 1980 and 1981, respectively. Mr. Allison currently serves on the Board of Regents for Baylor University and on the Advisory Board of the Salvation Army in Dallas, Texas.
WAYNE L. LAUFER, (60) Chief Executive Officer and Director
     Mr. Laufer has been our Chief Executive Officer since July 2004, and a director since May 2005. Mr. Laufer co-founded with Mr. Blackie a Gulf of Mexico exploration company in 1984. In 1998, he and Mr. Blackie co-founded Bois d’Arc Offshore Ltd., and Mr. Laufer was a limited partner and its operations engineer, as well as a member of its member-managed general partner, Bois d’Arc Oil & Gas Company, LLC, from 1998 until July 2004. From 1967 to 1983, he was employed by various energy companies. Mr. Laufer received a B.S. degree in civil engineering from Missouri School of Mines & Metallurgy (Rolla) in 1967. Mr. Laufer is a member of the Society of Petroleum Engineers and the Louisiana Independent Oil and Gas Association.
GARY W. BLACKIE, (57) President and Director
     Mr. Blackie has been our President since July 2004, and a director since May 2005. Mr. Blackie co-founded with Mr. Laufer a Gulf of Mexico exploration company in 1984. In 1998, he and Mr. Laufer co-founded Bois d’Arc Offshore Ltd., and Mr. Blackie was a limited partner and its exploration geologist, as well as a member of its member-managed general partner, Bois d’Arc Oil & Gas Company, LLC, from 1998 until July 2004. From 1973 to 1983, he was employed by several oil companies. Mr. Blackie received a B.S. degree in geology/civil engineering and a M.S. degree in geology/geophysics from Ohio University in 1971 and 1973, respectively. Mr. Blackie is a member of the American Institute of Petroleum Geologists, Houston Geological Society and Geophysical Society of Houston.
ROLAND O. BURNS, (46) Director, Senior Vice President, Chief Financial Officer and Secretary
     Mr. Burns has been a director since May 2005. Mr. Burns has also served as our Senior Vice President and Chief Financial Officer and Secretary since July 2004. Mr. Burns is also a director, Senior Vice President and Chief Financial Officer of Comstock Resources. From 1982 to 1990, Mr. Burns was employed by the public accounting firm, Arthur Andersen. During his tenure with Arthur Andersen, Mr. Burns worked primarily in the firm’s oil and gas audit practice. Mr. Burns received B.A. and M.A. degrees from the University of Mississippi in 1982 and is a Certified Public Accountant.
D. MICHAEL HARRIS, (60) Director
     Dr. Harris has been a director since May 2005. Dr. Harris has been an associate professor of accounting at St. Edwards University since 1998 and has been an independent consultant for a variety of small business owners, providing guidance in the management of information systems, taxation and business planning, since 1990. Dr. Harris received a B.B.A. degree from the University of Texas at Austin in 1970, a M.S. degree in Accountancy from the University of Houston Graduate School of Business in 1971 and a Ph.D. degree from the University of Texas at Austin in 1998 and is a Certified Public Accountant and a Certified Information Technology Professional.

CECIL E. MARTIN, JR., (64) Director
     Mr. Martin has served as a director since May 2005, and is an independent commercial real estate investor who has primarily been managing his personal real estate investments since 1991. From 1973 to 1991, he also served as Chairman of a public accounting firm in Richmond, Virginia. Mr. Martin also serves as a director of Comstock Resources and was recently appointed to the board of directors of Crosstex Energy, Inc. and Crosstex Energy, L.P. Mr. Martin holds a B.B.A. degree from Old Dominion University and is a Certified Public Accountant.
     There are no family relationships among any of our officers or directors.
The Board of Directors recommends that stockholders vote FOR the re-election of Messrs. Duvieilh, Lockett and Sledge. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise in their proxies.
(2) Ratification of Appointment of Independent Registered Public Accounting Firm
     The Board of Directors, upon the recommendation of the audit committee, has appointed Ernst & Young LLP as our independent registered public accounting firm to audit our consolidated financial statements for 2006. Stockholders are being asked to ratify this appointment. Ernst & Young LLP has served in this capacity since our inception in 2004. Representatives of Ernst & Young LLP are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so, and will be available to answer your questions.
The Board of Directors recommends that stockholders vote FOR such ratification. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise in their proxies.
     The affirmative vote of the holders of a majority of the shares of common stock present or represented and entitled to vote at the Annual Meeting is necessary for ratification of the appointment of the independent registered public accounting firm.
CORPORATE GOVERNANCE MATTERS
Corporate Governance Principles and Code of Business Conduct and Ethics
     The Board of Directors has adopted a set of corporate governance guidelines and a code of business conduct and ethics. The governance guidelines and the code are available on our website at www.boisdarcenergy.com, and are available upon written request to our corporate secretary.
Determinations of Director Independence
     Under rules adopted by the New York Stock Exchange (“NYSE”), we must have a majority of independent directors. No board member qualifies as independent unless the Board of Directors affirmatively determines that the director has no material relationship with us (either directly or as a partner, shareholder or officer of an organization that has a relationship with us). In evaluating each director’s independence, the Board of Directors considers all relevant facts and circumstances and relationships and transactions between each director, his or her family members or any business, charity or other entity in which the director has an interest in us, our affiliates, or our executives. As a result of this review, the Board of Directors affirmatively determined that Messrs. Duvieilh, Lockett and Sledge are independent from us and our management. Of the directors continuing in office, the Board has determined that Dr. Harris and Mr. Martin are independent according to the NYSE’s rules.

Board of Director Meetings and Committees
     Our Board of Directors held two meetings during 2005. We have four standing committees: the audit committee, the compensation committee, the corporate governance / nominating committee and the executive committee. During 2005, the audit committee held three meetings, the compensation committee and the corporate governance / nominating committee held one meeting and the executive committee did not meet. All of our directors attended all of the board and their respective committee meetings during 2005. All of our directors are strongly encouraged to attend the annual meeting of stockholders. Each of the independent directors presides at the executive sessions of non-management directors on a rotating basis.
Adoption of Written Charters
     Effective May 10, 2005, the Board of Directors adopted written charters for the audit committee, the compensation committee and the corporate governance / nominating committee. A copy of the charter for each committee is available on our website at www.boisdarcenergy.com. The charters of these committees are also available upon written request to our corporate secretary.
The Audit Committee
     The primary responsibility of the audit committee is to assist the Board of Directors in overseeing management and the independent registered public accounting firm in fulfilling their responsibilities in the financial reporting process of our company. The members of the audit committee are Messrs. Martin (Chairman) and Lockett and Dr. Harris.
     The Board of Directors, in its reasonable business judgement, has determined that all three members of the audit committee are independent under the listing standards of the NYSE and the rules of the Commission. In addition, the Board of Directors has determined that Mr. Martin is an “audit committee financial expert,” as such term is defined in Item 401(h) of Regulation S-K promulgated by the Commission. Please read the “Audit Committee Report” included in this proxy statement for additional information. The audit committee’s charter is included in this proxy statement as “Annex A.”
Compensation Committee
     The primary duties of the compensation committee are to assist the Board of Directors in establishing remuneration arrangements for executive officers and directors and to administer our executive compensation programs. The members of the compensation committee are Messrs. Lockett (Chairman), Duvieilh and Sledge.
     The Board of Directors, in its reasonable business judgement, has determined that all three members of the compensation committee are independent under the listing standards of the NYSE and the rules of the Commission. None of the members of the compensation committee are, or have been, employees of Bois d’Arc Energy, or are employees of any entity for which an executive officer serves on the Board of Directors. Please read the “Compensation Committee Report on Executive Compensation,” included in this proxy statement for additional information.
Corporate Governance / Nominating Committee
     The primary duties of the corporate governance / nominating committee are to assist the Board of Directors in identifying and evaluating candidates for membership on our Board of Directors and to nominate candidates for election to our Board of Directors. The members of the corporate governance / nominating committee are Dr. Harris (Chairman), Messrs. Duvieilh and Lockett.

     The Board of Directors, in its reasonable business judgement, has determined that all three members of the corporate governance / nominating committee are independent under the listing standards of the NYSE and the rules of the Commission.
Director Nominations Process
     As indicated above, the nominating functions of the Board of Directors are handled by the corporate governance / nominating committee pursuant to its charter. In evaluating nominees for membership on the board, the corporate governance / nominating committee applies the board qualification standards set forth in our corporate governance guidelines. Under these qualification standards, the corporate governance / nominating committee will take into account many factors, including education, business, governmental and civic experience, diversity, communication, interpersonal and other required skills, independence, wisdom, integrity, an understanding and general acceptance of our current corporate philosophy, a valid business or professional knowledge and experience that can bear on our problems and deliberations, an inquiring mind, the willingness to speak one’s mind and ability to challenge and stimulate management, future orientation and the willingness to commit the required time and energy.
     Other than the foregoing, there are no stated minimum criteria for director nominees, although the corporate governance / nominating committee may consider such other factors as it may deem are in the best interests of us and our stockholders. The corporate governance / nominating committee evaluates each individual in the context of the Board of Directors as a whole, with the objective of recommending nominees who can best perpetuate the success of the business, be an effective director in conjunction with the full board, and represent stockholder interests through the exercise of sound judgement using their diversity of experience in these various areas.
     Our corporate governance / nominating committee assesses the appropriate size of the Board of Directors, and whether any vacancies on the board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the corporate governance / nominating committee will consider various potential candidates who may come to the attention of the committee through current board members, professional search firms, stockholders or other persons. Each candidate brought to the attention of the corporate governance / nominating committee, regardless of who recommended such candidate, is considered on the basis of the criteria set forth in our corporate governance guidelines.
     As stated above, the corporate governance / nominating committee will consider candidates proposed for nomination by our stockholders. Stockholders may propose candidates by submitting the candidate’s name and qualifications for board membership to: Corporate Governance / Nominating Committee, care of Roland O. Burns, Corporate Secretary, Bois d’Arc Energy, Inc., 600 Travis Street, Suite 5200, Houston, Texas 77002. Although the corporate governance / nominating committee does not require the stockholder to submit any particular information regarding the qualifications of the stockholder’s candidate, the level of consideration that the corporate governance / nominating committee will give to the stockholder’s candidate will be commensurate with the quality and quantity of information about the candidate that the nominating stockholder makes available to the committee.
Director Compensation
     In 2005, our non-employee directors received an annual retainer for directors’ fees of $25,000. In addition, the chairman of each committee received an additional annual retainer as follows: audit — $15,000, compensation — $5,000 and corporate governance / nominating — $5,000. Each director also receives an option to purchase 5,000 shares of common stock when the director is initially elected or appointed to the Board of Directors and receives an option grant each year at the annual meeting to purchase an additional 5,000 shares of common stock. Such options vest ratably over a five year period. In addition, we reimburse our directors for expenses, including travel, they incur in connection with attending board or committee meetings. Our executive officers do not receive additional compensation for serving on the Board of Directors.

Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and persons who own more than 10% of our common stock to file with the Commission and the NYSE initial reports of ownership of our common stock and other equity securities, and reports of certain transactions in our securities. Such persons are required by the Commission regulations to furnish us with copies of all Section 16(a) forms they file. The Commission regulations require us to identify anyone who filed a required report late during the most recent fiscal year. Based upon a review of these records and amendments thereto, all of these filing requirements for 2005 were timely met.
EXECUTIVE COMPENSATION
     This section provides summary information regarding the compensation of our executive officers.
     Mr. Laufer and Mr. Blackie each receive an annual salary of $360,000. Mr. Allison and Mr. Burns do not receive any cash compensation from the company. At the time of our inception, we awarded the equivalent of 500,000 shares of restricted stock and options to purchase 500,000 shares to each of the executive officers.
     The following table sets forth certain information regarding compensation earned during our last two fiscal years by each of the named executive officers. Mr. Laufer and Mr. Blackie receive medical, group life insurance and other benefits that are available generally to all of our salaried employees.
SUMMARY COMPENSATION TABLE

						Long-Term Compensation
						Restricted	Stock
		Annual Compensation($)				Stock	Option	All Other
Name and Principal Position	Year	Salary		Bonus	Other (1)	Awards($)(2)	Awards(#)	Compensation
M. Jay Allison, (3)	2005	$—		$—	$—	$—	—	$—
Chairman of the Board	2004	$—		$—	$—	$3,400,000	500,000	$—
Wayne L. Laufer,	2005	$360,000		$—	$—	$—	—	$—
Chief Executive Officer	2004	$180,000	(4)			$3,400,000	500,000	$—
Gary W. Blackie,	2005	$360,000		$—	$—	$—	—	$—
President	2004	$180,000	(4)	$—	$—	$3,400,000	500,000	$—
Roland O. Burns,	2005	$—		$—	$—	$—	—	$—
Senior Vice President and	2004	$—		$—	$—	$3,400,000	500,000	$—
Chief Financial Officer

(1)	The value of all perquisites provided to each executive officer by us did not exceed the lesser of $50,000 or 10% of such officer’s salary and bonus for the year.

(2)	Restricted stock awards were made in 2004 to Messrs. Allison, Blackie, Burns and Laufer for 1,000,000 Class C units in Bois d’Arc Energy, LLC. The value of the Class C unit awards to each of Messrs. Allison, Blackie, Burns and Laufer was determined to be $3,400,000 based on a report prepared by an independent valuation specialist. The Class C units were converted to 500,000 shares of our restricted stock of Bois d’Arc Energy, Inc. in connection with Bois d’Arc’s conversion to a corporation and initial public offering. These restricted shares vest over a five-year period with service to the Company.

(3)	Mr. Allison’s only office with Bois d’Arc is as Chairman of the Board of Directors.

(4)	Bois d’Arc was formed in July of 2004; therefore, Messrs. Laufer and Blackie were each paid a pro-rata portion of their salaries during that year.

None of the executive officers were granted stock options during 2005.
     The following table sets forth certain information with respect to the value of our executive officers’ option exercises in 2005 and unexercised options at December 31, 2005.
OPTION EXERCISES IN 2005/OPTIONS HELD AT YEAR END

			Number of Securities		Value of Unexercised
	Shares		Underlying Unexercised		In-the-Money Options
	Acquired on	Value	Options at Fiscal Year End		at Fiscal Year End (1)
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
M. Jay Allison	—	$—	100,000	400,000	$986,000	$3,944,000
Wayne L. Laufer	—	$—	100,000	400,000	$986,000	$3,944,000
Gary W. Blackie	—	$—	100,000	400,000	$986,000	$3,944,000
Roland O. Burns	—	$—	100,000	400,000	$986,000	$3,944,000

(1)	The last sale price for a share of common stock as reported by the NYSE on December 31, 2005 was $15.86 and the exercise price of the options in the table was $6.00 per share.
Employment Agreements
     Effective July 16, 2004, we entered into employment agreements with Wayne L. Laufer, our Chief Executive Officer, and Gary W. Blackie, our President. Under the agreements, we have agreed to employ each of Messrs. Laufer and Blackie for a term of three years. As of each anniversary of the agreements, the agreements will automatically be extended for an additional year, so that the remaining term of the agreements will be three years as of each July 16. The agreements provide that the base salary for Messrs. Laufer and Blackie will be no less than $360,000. Each of the agreements provides for the payment of severance benefits if the employee is terminated without cause, in an amount equal to 150% of his salary and bonus for the fiscal year, plus continued medical benefits for 18 months. If there is a change of control of Bois d’Arc and the executive terminates employment within six months thereafter (or is terminated by Bois d’Arc without cause at any time thereafter), the severance benefit payable to the employee is 300% of his salary and highest annual bonus.
Compensation Committee Report on Executive Compensation
Executive Compensation — Philosophy and Program Components
     Our philosophy is to provide a comprehensive compensation program to attract, retain and reward key members of management who contribute to our success and to motivate the management team in the development and execution of current and long-term business strategies and goals. The three primary components of our executive compensation are base salary, cash bonuses and stock-based incentives. Stock options and restricted stock grants are made available to key employees under the Long-term Incentive Plan. Executives also participate in certain benefit plans available to all salaried employees. We believe that a significant portion of our executive officers’ compensation should be linked to our stock’s performance and, in keeping with that objective, a substantial portion of the compensation package is comprised of stock-based compensation.
Base Salary
     In 2005, base salaries for executive officers were based upon the individual’s responsibilities, experience and expected performance, taking into account among other things, the individual’s initiative, contributions to Bois d’Arc’s overall performance, managerial ability and handling of special projects. These same factors are applied by the Chief Executive Officer, with the assistance of the executive officers, to establish base salaries for other key management employees. Base salaries for executive officers generally are reviewed annually for possible adjustment, but are not necessarily changed that often. The compensation committee also uses industry comparisons to ensure that the base salaries for the executive officers remain competitive in keeping with the objective of retaining key members of management.

Bonuses
     In 2005, no cash bonuses were awarded to Bois d’ Arc’ s executive officers; however, cash bonuses were awarded to other Bois d’ Arc employees. The compensation committee reviewed the 2005 bonus awards to employees that were recommended by our Chief Executive Officer and approved them without change.
Stock-Based Awards
     Bois d’Arc’s named executive officers and other key employees are eligible to receive stock-based awards under the Long-term Incentive Plan. The objectives of the plan are to attract and retain key employees, and to motivate them to achieve long-range goals. No stock-based awards were awarded in 2005 to the executive officers. Other key employees received stock options. Because employees’ compensation from stock-based awards is based on our stock price performance, the compensation committee believes stock-based awards create a strong incentive to improve long-term financial performance and increase shareholder value. Stock-based awards are forfeitable if such individuals do not remain employees for the vesting period, which is typically a five-year period.
Overriding Royalty Interest Incentive Plan
     Bois d’Arc has an overriding royalty interest incentive plan for geologists, engineers and other employees. Under this plan, Bois d’Arc assigns individual overriding royalty interests to employees or assigns an interest to a royalty pool that is divided among its employees. Executive officers are not eligible to participate in the plan.
$1 Million Deduction Limit
     Section 162(m) of the Internal Revenue Code of 1986, as amended, generally limits the corporate income tax deduction for compensation paid to each executive officer shown in the summary compensation table in the proxy statement of a public company to $1 million, unless the compensation is “performance-based compensation” and qualifies under certain other exceptions. Our policy is primarily to design and administer compensation plans which support the achievement of long-term strategic objectives and enhance shareholder value. Where it is consistent with our compensation philosophy, the compensation committee will also attempt to structure compensation programs that are tax-advantageous to us. Awards of stock options under the Long-term Incentive Plan qualify as “performance based compensation.” The restricted stock awards and our cash compensation do not qualify.
     Submitted by the Compensation Committee of the Board of Directors.
David K. Lockett, Chairman
John L. Duvieilh
David W. Sledge
Compensation Committee Interlocks and Insider Participation
     As of December 31, 2005, the following persons served on the compensation committee: David K. Lockett (chairman), John L. Duvieilh and David W. Sledge. John Duvieilh is a partner of Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P., a law firm that has previously and will continue to perform certain legal services for us. None of the members of the compensation committee are, or have been, employees of the company or are employees of any entity for which an executive officer serves on the Board of Directors.

Audit Committee Report
     The audit committee assists the Board of Directors in overseeing: (1) the integrity of Bois d’Arc’s financial statements, (2) Bois d’Arc’s compliance with legal and regulatory requirements, (3) the independence, qualifications and performance of Bois d’Arc’s independent registered public accounting firm and (4) Bois d’Arc’s performance of its internal audit function. The Board of Directors has made a determination that the members of the audit committee satisfy the requirements of the NYSE listing standards as to independence, financial literacy and experience. The Board of Directors also determined that Mr. Martin is an “audit committee financial expert,” as defined by the rules of the Commission. In 2005, the Audit Committee established a procedure for receiving and addressing anonymous complaints regarding financial or accounting irregularities. The Audit Committee set up a toll free ethics and compliance hotline managed by an independent third party. This hotline is available 24 hours a day, 7 days a week to enable employees to communicate concerns to management without fear of retaliation.
     Management is responsible for the preparation, presentation and integrity of Bois d’Arc’s financial statements, accounting and financial reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards. Consistent with its oversight role, the audit committee met with Ernst & Young LLP with and without management present to discuss the results of their examinations and evaluations of Bois d’Arc’s internal controls. The audit committee also reviewed and discussed Bois d’Arc’s progress on complying with Section 404 of the Sarbanes-Oxley Act of 2002, including the Public Company Accounting Oversight Board’s Auditing Standard No. 2 regarding the audit of internal control over financial reporting.
     Ernst & Young LLP served as Bois d’Arc’s independent registered public accounting firm during 2005, and the audit committee has recommended, and the Board of Directors has approved, the reappointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2006. Representatives of Ernst & Young LLP will be present at the annual meeting and will have the opportunity to make a statement and respond to appropriate questions from stockholders.
     In performing its oversight role, the audit committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with Ernst & Young LLP, the firm’s independence.
     Based on the review and discussions referred to in the above paragraph, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission.

     The members of the audit committee are not professionally engaged in the practice of auditing or accounting for Bois d’Arc and are not experts in auditor independence standards. Members of the audit committee rely without independent verification on the information provided to them and on the representations made by management and Bois d’Arc’s registered public accounting firm. Accordingly, the audit committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee’s considerations and discussions referred to above do not assure that the audit of Bois d’Arc’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, or that Ernst & Young LLP is in fact independent. The independent registered public accounting firm is responsible for performing an audit of the financial statements.
     Submitted by the Audit Committee of the Board of Directors.
Cecil E. Martin, Jr., Chairman
Dr. D. Michael Harris
David K. Lockett
PERFORMANCE GRAPH
     The following graph compares the yearly percentage change in the cumulative total stockholder return on our common stock during the period from our initial public offering on May 6, 2005 to December 31, 2005 with the cumulative return on the New York Stock Exchange Index and an index composed of all publicly traded oil and gas companies within SIC Code 1311, consisting of 212 companies. The graph assumes that $100 was invested in each category on May 6, 2005 and that dividends, if any, were reinvested.
Value of $100 Investment made on May 6, 2005.

	June 30, 2005	September 30, 2005	December 31, 2005
Bois d’Arc Energy	$117	$136	$125
Public Oil & Gas Producers	114	140	134
New York Stock Exchange	104	109	112

OTHER MATTERS
Certain Relationships and Related Transactions
     An entity owned by the spouse of Wayne L. Laufer, our Chief Executive Officer and a director, provided accounting services to our predecessor. In connection with our formation, this arrangement was terminated, which resulted in a termination fee of $1.2 million that is payable in monthly installments over a two-year period that commenced in October 2004. Subsequent to the formation of Bois d’Arc, this entity performed services for the Company under a new consulting agreement. We paid $128,000 in 2005 for such services.
     We also awarded Ms. Laufer a five-year restricted stock award of class C units that are expected to convert to 20,000 shares of our common stock in consideration of her provision to us of services relating to the transition of accounting services and the preparation of the registration statement in connection to Bois d’Arc’s initial public offering.
     In July 2004, Bois d’Arc entered into a service agreement with Comstock Resources, Inc. (“Comstock”) pursuant to which Comstock provided accounting services for $240,000 annually. This agreement was subsequently modified in July 2005 to reduce the fees paid to Comstock to $60,000 annually. The Company paid Comstock $150,000 in 2005 under this agreement.
     During the period from July 2004 to May 2005, we borrowed $158.0 million from Comstock in connection with our formation under a $200.0 million revolving line of credit. We paid Comstock $2.7 million in interest in 2005.
     John Duvieilh, one of our directors is a partner of Jones, Walker, Waechter, Poitevent, Carrère & Denègre, L.L.P., a law firm that has previously and will continue to perform certain legal services for us. We paid $101,000 to this firm in 2005 for legal services.
Independent Registered Public Accounting Firm and Fees
     We have retained Ernst & Young LLP as our registered public accounting firm, as recommended by the audit committee and approved by the Board of Directors.
     The table set forth below indicates the amounts billed by Ernst & Young LLP in 2005 for services provided to us.

2005
Audit fees	$450,000
Audit related fees(1)	—
Tax fees(2)	55,000
All other fees	—

Total	$505,000

(1)	Audit related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements.

(2)	Tax fees include fees for tax compliance, tax advice and tax planning.

Audit Committee’s Pre-Approval Policy and Procedures
     The audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit related services, tax services and other services. Pre-approval is detailed as to the particular service or category of service and is subject to a specific engagement authorization. The audit committee requires the independent registered public accounting firm and management to report on the actual fees charged for each category of service at audit committee meetings throughout the year.
     During the year, circumstances may arise when it becomes necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the audit committee requires specific pre-approval authority from the chairman of the audit committee, who must report on such approvals at the next scheduled audit committee meeting.
     All fiscal year 2005 audit and non-audit services provided by the independent registered public accounting firm were pre-approved.
Stockholder Proposals
     Any stockholder who desires to submit a proposal for presentation at the 2007 Annual Meeting of Stockholders and wishes to have such proposal (a “Rule 14a-8 Proposal”) included in our proxy materials, must submit the Rule 14a-8 Proposal to us at our principal executive offices no later than December 30, 2006, unless we notify the stockholder otherwise. Only those Rule 14a-8 Proposals that are timely received by our Corporate Secretary and proper for stockholder action (and otherwise proper) will be included in our proxy materials.
     Any stockholder who desires to submit a proposal for action at the 2007 Annual Meeting of Stockholders, but does not wish to have such proposal (a “Non-Rule 14a-8 Proposal”) included in our proxy materials, must submit such Non-Rule 14a-8 Proposal to Bois d’Arc at our principal executive offices no later than March 15, 2007, unless we notify the stockholder otherwise. If a Non-Rule 14a-8 Proposal is not received on or before March 15, 2007, then we intend to exercise our discretionary voting authority with respect to Non-Rule 14a-8 Proposal. “Discretionary voting authority” is the ability to vote proxies that stockholders have executed and returned to us, on matters not specifically reflected in our proxy materials, and on which stockholders have not had an opportunity to vote by proxy.
     Written request for inclusion of any stockholder proposal should be addressed to: Roland O. Burns, Corporate Secretary, Bois d’Arc Energy, Inc., 600 Travis Street, Suite 5200, Houston, Texas 77002. Bois d’Arc recommends that such proposal be sent by certified mail with return receipt requested.
     There were no stockholder proposals submitted for the 2006 Annual Meeting.
Householding Information
     Unless we have received contrary instructions, we may send a single copy of this proxy statement and notice of annual meeting to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. Each stockholder in the household will continue to receive a separate proxy card. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below, and we will send a separate copy to each stockholder.
     If the shares are registered in the name of the stockholder, the stockholder should contact us at 600 Travis Street, Suite 5200, Houston, Texas 77002, Attn: Investor Relations, to inform us of their request. If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Stockholder Communications
     Interested parties may communicate directly with the entire Board of Directors or with our outside directors by submitting a letter addressed to the member or members of the Board of Directors to whom the communication is addressed, to Roland O. Burns, Corporate Secretary, Bois d’Arc Energy, Inc., 600 Travis Street, Suite 5200, Houston, Texas, 77002. All such communications, other than unsolicited commercial solicitations or communications, will be forwarded to the appropriate director for review.
Annual Report
     Our Annual Report on Form 10-K for the fiscal year ended December 31, 2005, as filed with the SEC, will be sent to any stockholder without charge upon request. You may forward written requests to Investor Relations, Bois d’Arc Energy, Inc., 600 Travis Street, Suite 5200, Houston, Texas, 77002. Oral requests may be made by calling our principal executive offices at (713) 228-0438. Our Annual Report on Form 10-K is also available on the SEC’s website www.sec.gov and our website www.boisdarcenergy.com.
Roland O. Burns
Secretary
Houston, Texas
April 28, 2006

Annex A
BOIS d’ARC ENERGY, INC.
AUDIT COMMITTEE CHARTER
(Adopted May 10, 2005)
General
     The board of directors (“Board”) of Bois d’Arc Energy, Inc. (the “Company”) has established a committee of the board known as the audit committee (the “Audit Committee”). The purpose of this Charter (the “Charter”) is to specify the governance and the powers and responsibilities of the Audit Committee.
Audit Committee’s Purpose
     The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditors, (4) the compliance by the Company with legal and regulatory requirements and (5) the Company’s accounting and financial reporting processes and audits of the Company’s financial statements. The Audit Committee shall prepare or cause the preparation of the report required by the rules of the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement.
Audit Committee Membership
     The Audit Committee shall consist of no fewer than three (3) members. The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Commission. At least one member of the Audit Committee shall be an “audit committee financial expert” as defined by the rules and regulations of the Commission. Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies without prior Board approval. All members of the Audit Committee shall be “financially literate” and have a working familiarity with basic finance and accounting practices. The members of the Audit Committee shall be appointed by the Board on the recommendation of the Corporate Governance/Nominating Committee and shall serve for a period of one year or until such time as his or her successor has been duly named or until such member’s earlier resignation, death or removal. The Audit Committee shall have a chairman who shall be designated from among its membership by the Board and who shall preside at meetings of the Audit Committee. In the event that the Board fails to select a chairman, then the members of the Audit Committee shall select a chairman. Audit Committee members may be removed (with or without a cause) and replaced by the Board.

Meetings
     The Audit Committee shall meet as often as it determines is necessary to carry out its duties and responsibilities, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.
     The chairman of the Audit Committee shall designate a person who need not be a member thereof to act as secretary and minutes of its proceedings shall be kept in minute books provided for that purpose. The agenda of each meeting will be prepared by the secretary and, whenever reasonably practicable, circulated to each member prior to each meeting.
Committee Authority and Responsibilities
     The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be solely and directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and shall have sole power to approve all audit engagement fees and terms. The independent auditor shall report directly to the Audit Committee. The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor. Notwithstanding the foregoing sentence, pre-approval shall not be required if: (i) the aggregate amount of non-audit services is less than the lesser of: (A) 5% of the total amount paid by the Company to the auditor during the fiscal year in which the non-audit services are provided, or (B) $10,000 during such fiscal year, (ii) such services were not recognized by the Company as non-audit services at the time of the engagement, and (iii) such services are promptly brought to the attention of the Audit Committee and, prior to the completion of the audit, are approved by the Audit Committee or by one or more Audit Committee members who have been delegated authority to grant such approvals. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.
     The Audit Committee shall have the authority without prior Board approval, to the extent it deems necessary or appropriate, to retain (and approve compensation of) independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee. The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee’s own performance and self-evaluate its own effectiveness.

The Audit Committee, to the extent it deems necessary or appropriate, shall also:
1.	Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

2.	Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

3.	Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

4.	Review and discuss quarterly reports from the independent auditors on:
(a)	All critical accounting policies and practices to be used.

(b)	All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

(c)	Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.
5.	Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

6.	Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company’s financial statements.

7.	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

8.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9.	Review disclosures made to the Audit Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls. Review and discuss any significant changes in internal controls with the Chief Financial Officer and Chief Executive Officer.
10.	Review and evaluate the lead partner of the independent auditor team.

11.	Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

12.	Ensure the rotation of the audit partners as required by applicable laws and regulations. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

13.	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

14.	Discuss with the national office of the independent auditor, issues on which they were consulted by the Company’s audit team and matters of audit quality and consistency.

15.	Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

16.	Review the appointment and replacement of any internal auditing personnel.

17.	Review the significant reports to management prepared by the internal auditing department and management’s responses.

18.	Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

19.	Review with the independent auditor any difficulties the auditor encountered in the course of its audit work (including any restrictions on the scope of the auditor’s activities or on access to any information, and any significant disagreements with management) and management’s responses thereto.

20.	Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated, in that such independent auditor has not detected or otherwise become aware of information indicating an illegal act (whether or not it may have a material effect on the Company’s financial statements) has or may have occurred, or if such illegal acts have or may have occurred, then the Audit Committee shall have received assurance from the independent auditor that the procedures, notices and resignations (as appropriate) contained in Section 10A(b) of the Exchange Act have been complied with by the independent auditor.
21.	Obtain reports from management, the Company’s internal audit staff and the independent auditor to the effect that none of these persons have any information or knowledge indicating that the Company is not in conformity with applicable legal requirements and the Company’s Code of Ethics for Senior Financial Officers and its Code of Business Conduct and Ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Ethics for Senior Financial Officers and its Code of Business Conduct and Ethics.

22.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

23.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company’s financial statements or accounting policies.

24.	Discuss with the Company’s outside legal counsel, to the extent deemed appropriate, matters that may have a material impact on the financial statements or the Company’s compliance policies.

25.	Receive and appropriately act upon any reports or disclosures from the Company’s outside legal counsel as may be required by Section 307 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated by the Commission thereunder, if any.
Limitation of Audit Committee’s Role
     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to (i) plan or conduct audits, (ii) determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations or (iii) fairly present the Company’s financial condition, results of operations and cash flow. These are the responsibilities of management and/or the independent auditor. Further, management is responsible for implementing adequate internal accounting and disclosure controls and procedures and for preparing the Company’s financial statements.

FORM OF PROXY

x	PLEASE MARK YOUR VOTES
AS IN THIS EXAMPLE

FOR ALL NOMINEES	WITHHOLD AUTHORITY FOR ALL NOMINEES	FOR ALL EXCEPT (See instructions below)

1.	Election of	NOMINEES:
	Three (3) Class A	___ John L. Duvieilh
	Directors (term	___ David K. Lockett
	expires in 2009):	___ David W. Sledge

INSTRUCTION: To withhold authority to vote for the individual nominee, mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: X

2.	Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2006.

3.	In their discretion on such other matters which may properly come before this meeting.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2.

SIGNATURE(S)	DATE:
NOTE: Please sign exactly as your name appears on this proxy. If your stock is jointly owned, both parties must sign. Fiduciaries and representatives should so indicate when signing, and when more than one is named, a majority should sign.

BOIS d’ARC ENERGY, INC.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS — JUNE 2, 2006
The undersigned hereby appoints Gary W. Blackie and Roland O. Burns, and each of them with full power of substitution, attorneys, agents and proxies of the undersigned to vote as directed on the reverse the shares of stock which the undersigned would be entitled to vote, if personally present, at the Annual Meeting of Stockholders of Bois d’Arc Energy, Inc. to be held Friday, June 2, 2006 at 10:00 a.m. and any adjournment or adjournments thereof. The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such shares of stock and hereby ratifies and confirms all that said attorneys, their substitutes, or any of them, may lawfully do by virtue hereof.
(To be Signed on Reverse Side.)